Exhibit 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2013 (the “Effective Date”), is entered into by and among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), each lender party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the other Agents and the Arrangers entered into that certain Second Amended and Restated Credit Agreement, dated as of October 7, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
WHEREAS, the Borrower, through a wholly owned subsidiary, intends to acquire all of the equity interests of Bushnell (as defined below), pursuant to the stock purchase agreement, dated as of September 4, 2013 (the “Stock Purchase Agreement”), by and among the Borrower, Bushnell and MidOcean Bushnell Holdings, L.P., a Delaware limited partnership;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement (i) to permit the incurrence of Incremental Term Facilities to finance the Bushnell Acquisition and related transactions and to pay fees and expenses related thereto and (ii) to make certain other changes in connection therewith; and
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed that the Credit Agreement be amended, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendment.
(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein:
“Act” has the meaning specified in Section 10.20 hereof.
“Bushnell ” means Bushnell Group Holdings, Inc., a Delaware corporation.
“Bushnell Acquisition” means the acquisition of all the equity interests of Bushnell pursuant to the Stock Purchase Agreement.
“OFAC” means the United States Treasury Department Office of Foreign Assets Control.

“Incremental Acquisition Term Facility” means an Incremental Term Facility designated as an “Incremental Acquisition Term Facility” by the Borrower, the Administrative Agent and the applicable Incremental Term Loan Lenders in the applicable Incremental Term Facility Supplement, the incurrence of loans under which is conditioned upon the consummation of, and the proceeds of which will be used to finance, one or more Acquisitions (including, without limitation, the Bushnell Acquisition) permitted hereunder (including the refinancing of Indebtedness in connection therewith and the payment of related fees and expenses).
“Specified Representations” means the representations and warranties made in Sections 5.01(a) and (b)(ii), the first clause of Section 5.02, Section 5.02(a), Section 5.02(b)(i) (related to Contractual Obligations related to Indebtedness only, and except to the extent such conflict could not reasonably be expected to result in a Material Adverse Effect), Section 5.02(c) (except to the extent such conflict could not reasonably be expected to result in a Material Adverse Effect), Section 5.04, Section 5.14, Section 5.16 (but limited to OFAC regulations, anti-money laundering laws, anti-terrorism and anti-bribery laws and the Act), Section 5.18 (after giving effect to the applicable Acquisition and the funding of the Incremental Term Facilities in connection therewith) and Section 5.20 (to the extent required by the applicable Incremental Term Facility Supplement).
(b)    The definition of “Consolidated Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date minus the net proceeds of Indebtedness incurred pursuant to Section 7.02(c) or (d) which have been deposited into escrow and that will be used to fund, in part, the Bushnell Acquisition, subject to the satisfaction of the conditions set forth in the Stock Purchase Agreement (but only so long as such Indebtedness is held in escrow) to (b) Consolidated EBITDA for the most recent four fiscal quarter period ended as of the last fiscal period for which financial statements were required to have been delivered pursuant to Section 6.01; provided that Consolidated EBITDA and Consolidated Funded Indebtedness for such four fiscal quarter period or other applicable period shall be determined on a pro forma basis with respect to any Subject Disposition or any Acquisition (together with any related transactions, including, without limitation, the incurrence, assumption, refinancing or repayment of any Indebtedness) as if such Disposition or Acquisition had occurred in the first day of such period.
(c)    The definition of “Consolidated Secured Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness, which constitutes Senior Secured Debt, as of such date minus the net proceeds of Indebtedness incurred pursuant to Section 7.02(c) or (d) which have been deposited into escrow and that will be used to fund, in part, the Bushnell Acquisition, subject to the satisfaction of the conditions set forth in the Stock Purchase Agreement (but only so long as such Indebtedness is held in escrow) to (b) Consolidated EBITDA for the four fiscal quarter period ended as of the last fiscal period for which financial statements were required to have been delivered pursuant to Section

6.01; provided that Consolidated EBITDA and Consolidated Funded Indebtedness, which constitutes Senior Secured Debt for such four fiscal quarter period or other applicable period shall be determined on a pro forma basis with respect to any Subject Disposition or any Acquisition (together with any related transactions, including, without limitation, the incurrence, assumption, refinancing or repayment of any Indebtedness) as if such Disposition or Acquisition had occurred in the first day of such period.
(d)    The definition of “Incremental Term Facility Supplement” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
“Incremental Term Facility Supplement” means a supplement to this Agreement, in substantially the form of Exhibit K hereto with such changes as may be agreed by the Administrative Agent, delivered pursuant to Section 2.15(a).
(e)    The definition of “Incremental Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
“Incremental Term Loan” means an advance made by any Incremental Term Lender under an Incremental Term Facility.
(f)    The definition of “Performance Guarantee” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
“Performance Guarantee” means any guarantee by any Person of the performance of the obligations of another Person (other than obligations in respect of payments, indebtedness or other monetary obligations of any kind) under contracts of such other Person to design, develop, manufacture, construct or produce products or production facilities (and related nonmonetary obligations) or to provide services related to any of the foregoing.
(g)    Clause (a) of the definition of “Performance Letter of Credit” in Section 1.01 of the Credit Agreement is hereby amended and restated in entirety as follows:
(x)(i) supports the performance of the obligations of another Person under contracts of such other Person to design, develop, manufacture, construct or produce products or production facilities (and related nonmonetary obligations) or to provide services related to any of the foregoing or any warranty obligations arising out of any of the foregoing contracts, and (ii) does not permit any payment or drawing thereunder for failure of the account party to make a payment in respect of indebtedness, monetary contractual obligation or other financial obligations of any kind other than to support performance or return payment where a customer has made advance payments in respect of the purchase of products, goods and services or, (y) any letter of credit substantially comparable to the foregoing;
(h)    Exhibit K of the Credit Agreement is amended and restated in its entirety in the form attached as Exhibit K hereto.

(i)    Section 2.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Upon notice to the Administrative Agent (which shall promptly notify all of the Lenders), the Borrower may from time to time, request the addition of one or more new term loan facilities (each an “Incremental Term Facility”) or one or more increases in the Term Commitments under a Term Facility existing at the time of such request (each such request for an Incremental Term Facility or an increase in Term Commitments being a “Term Commitment Increase”); provided that (i) any such request for Incremental Term Commitments shall be in a minimum amount of $50,000,000 and (ii) the aggregate amount of Term Commitment Increases effected from time to time after the date hereof shall not exceed an amount equal to the greater of (x) $900,000,000 and (y) an amount that would not cause the Consolidated Senior Secured Leverage Ratio to exceed 2.50:1.00 for the fiscal quarter most recently ended for which a Compliance Certificate has been delivered and calculated on a pro forma basis after giving effect to any such incurrence. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify:
(A)    The time period within which each Lender is requested to respond, which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders,
(B)    If the request is for an Incremental Term Facility, the requested Maturity Date for such Incremental Term Facility, which shall not be prior to six months after the Maturity Date in respect of the Term A Facility,
(C)    If the request is for an Incremental Term Facility, the requested amortization schedule for such Incremental Term Loans, which shall not amortize more rapidly (determined on the basis of amortization as a percentage of the initial principal amount) than quarterly installments of Term A Loans, and
(D)    If the request is for an Incremental Term Facility, any scheduled reduction of Incremental Term Commitments for such Incremental Term Facility.”
(j)    Section 2.15(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c) If Incremental Term Commitments are effected in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Incremental Effective Date”) and the final allocation of such Incremental Term Facility. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Incremental Effective Date. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Incremental Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Borrower, certifying that the conditions to borrowing set forth in Section 4.02 are satisfied, and (ii) each Guarantor shall reaffirm its obligations under the Guaranty.”
(k)    Section 4.02 of the Credit Agreement of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:
(a) (i) In the case of an Incremental Acquisition Term Facility, the Specified Representations, and (ii) in all other cases, the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.
(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom; provided that (i) this Section 4.02(b) shall not apply with respect to any Incremental Acquisition Term Facility the primary purpose of which is to finance the Bushnell Acquisition and (ii) with respect to any Incremental Acquisition Term Facility the primary purpose of which is to finance an Acquisition permitted by this Agreement, the requirement pursuant to this clause (b) shall be that no Default under Section 8.01(a) or (f) shall exist after giving effect to such Incremental Term Loans;
(c) The Administrative Agent and, if applicable, an L/C Issuer or a Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that, to the extent applicable, the conditions specified in Sections 4.02(a) and (b) have been satisfied or will be satisfied on and as of the date of the applicable Credit Extension and the Administrative Agent shall have received for the account of such Lender or such L/C Issuer a certificate signed by a duly authorized officer of the Borrower, dated the date of such Credit Extension, stating that such statements are true.”
(l)    Section 7.03(f)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(B)    the lines of business of the Person to be (or the property and assets of which are to be) so purchased or otherwise acquired shall be in, or substantially related to, the aerospace, defense, commercial ammunition or sporting industries or shall be reasonably similar, incidental or complementary thereto and reasonable extensions thereof.”
(m)    Section 6.12(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(iv)    within 10 Business Days after such request or after the delivery of the Report, take, and cause such Domestic Subsidiary or such parent to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents, the delivery of flood zone determinations and/or flood insurance (as applicable)) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, deeds of trust, trust deeds, deeds to receive debt, pledges, assignments, Security Agreement Supplements, IP Security Agreement Supplements and security agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms, except during the continuation of a Specified Default, only to the same extent that is required in the Collateral Documents,
(n)    Section 7.01 of the Credit Agreement is hereby amended to add the following new sub-section:
“(r)    until the closing of the Bushnell Acquisition, liens securing Indebtedness incurred pursuant to Section 7.02(c) or (d), to the extent the proceeds of such Indebtedness (i) have been deposited into escrow arrangements reasonably satisfactory to the Administrative Agent and (ii) will be used to fund, in part, the Bushnell Acquisition, subject to the satisfaction of the conditions set forth in the Stock Purchase Agreement.
(o)    Section 7.02(c) of the Credit Agreement is hereby amended to add the following at the end of such sub-section:
“provided further that, notwithstanding the foregoing, such Indebtedness shall be permitted to be secured pursuant to Section 7.01(r).”

(p)    Section 7.02(d) of the Credit Agreement is hereby amended to add the following at the end of such sub-section:
“provided further that, notwithstanding the foregoing, such Indebtedness shall be permitted to be secured pursuant to Section 7.01(r).”
(q)    Section 7.03(g)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(B)    such Investment shall be in Persons, property and assets which are part of, or in lines of business which are in, or substantially related to, the aerospace, defense, commercial ammunition or sporting industries or are reasonably similar, incidental or complementary thereto and reasonable extensions thereof; provided, that the aggregate amount of Investments under this Section 7.03(g) shall be permitted only if, after giving pro forma effect thereto, the Loan Parties would be in compliance with Section 7.11;”
(r)    Section 7.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably similar, incidental or complementary thereto and reasonable extensions thereof.”
(s)    Section 7.10(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio on the last day of any fiscal quarter to be greater than 3.00:1.00.”
Section 2.    Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Lenders that:
(a)    No Default or Event of Default has occurred and is continuing on and as of the Effective Date; and
(b)    The representations and warranties of the Borrower contained in Article V or any other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

Section 3.    Reference to and Effect on Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
(c)    Each of the undersigned Guarantors consents to this Amendment and the transactions contemplated hereby and hereby confirms and agrees that (i) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) to be secured thereunder.
Section 4.    Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
Section 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    Effective Date. This Amendment shall become effective on and as of the Effective Date when, and only when the Administrative Agent or its counsel shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.
[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ALLIANT TECHSYSTEMS INC., as
Borrower
By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Executive Vice President and Chief
    Financial Officer
ALLIANT TECHSYSTEMS OPERATIONS LLC, as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     President and Chief Financial Officer
ATK COMMERCIAL AMMUNITION COMPANY INC., as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY INC., as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
ATK LAUNCH SYSTEMS INC., as
Guarantor
By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer

ATK SPACE SYSTEMS INC., as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
EAGLE INDUSTRIES UNLIMITED, INC., as
Guarantor
By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
EAGLE MAYAGUEZ, LLC, as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
EAGLE NEW BEDFORD, INC., as Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
FEDERAL CARTRIDGE COMPANY, as
Guarantor
By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer
SAVAGE ARMS, INC., as
Guarantor
By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer

SAVAGE RANGE SYSTEMS, INC., as
Guarantor

By:    /s/ Neal S. Cohen
Name:    Neal S. Cohen
Title:     Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Kenneth J. Beck Name: Kenneth J. Beck Title: Director

BANK OF AMERICA, N.A., as a
Lender

By:	/s/ Kenneth J. Beck Name: Kenneth J. Beck Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. , as a Lender

By: /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

SUNTRUST BANK, as a Lender

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew C. Beckman
Name: Andrew C. Beckman
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Scott Santa Cruz
Name: Scott Santa Cruz
Title: Managing Director

Amended and Restated
Exhibit K

FORM OF INCREMENTAL TERM FACILITY SUPPLEMENT

This INCREMENTAL TERM FACILITY SUPPLEMENT [(Tranche __)] (this “Supplement”) is entered into as of _______, 20__, among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), each lender party hereto (collectively, the “Incremental Term Loan Lenders” and individually, an “Incremental Term Loan Lender”), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 7, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the other Agents and the Arrangers.
Pursuant to Section 2.15(a) of the Credit Agreement, the Borrower has requested (a) the addition of a $[amount not less than $50,000,000] additional term loan facility, (b) that the Incremental Term Loan Lenders Party hereto extend Incremental Term Loans as provided herein, and (c) the effective date for such additional term loan facility be ______, 20__.
Each Incremental Term Loan Lender party to this Supplement (this “Supplement”) has agreed to provide the Incremental Term Commitment set forth opposite it name on Schedule I hereto (its “Incremental Term Commitment”) and has indicated its willingness to lend the Incremental Term Loans on the terms and conditions set forth herein and in the Credit Agreement.
Section 1.    Incremental Term Facility. The aggregate Incremental Term Commitments of $_______ provided hereunder [shall be designated “Tranche __Incremental Term Facility] (the “[Tranche __] Incremental Term Facility”) [and the Incremental Term Loans made thereunder shall be designated Tranche __Incremental Term Loans] [see footnote 1 regarding tranches] shall, in addition to the terms and conditions set forth in the Credit Agreement, have the following terms and conditions:
(a)The Incremental Term Facility Closing Date must occur on or prior to _______, 20__ (the “Termination Date”), which shall in no event be less than ten Business Days from the date of this Supplement;

(b)The Maturity Date shall be _______, 20__;

(c)The Borrower shall repay to the Administrative Agent for the ratable account of the Incremental Term Lenders the aggregate principal amount of all [Tranche __] Incremental Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the

1 It may be advisable to create a tranche of Incremental Term Facility if it is contemplated that there will be multiple series of Incremental Term Facilities. If only one Incremental Term Facility is contemplated, creating a tranche would not be necessary.

order of priority set forth in Section 2.06 of the Credit Agreement):

Date	Amount

provided, however, that the final principal repayment installment of the [Tranche __] Incremental Term Loans shall be repaid on the Maturity Date for the [Tranche __] Incremental Term Facility under which such [Tranche __] Incremental Term Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all [Tranche __] Incremental Term Loans outstanding on such date;
(d)The Applicable Rate for the [Tranche __] Incremental Term Loans shall be (i) with respect to Base Rate Loans, a rate per annum equal to ___%, and (ii) with respect to Eurodollar Loans, a rate per annum equal to ___%; and

(e)The making of the [Tranche __] Incremental Term Loans shall be subject to the provisions of Sections 2.01(b), 2.02 and 4.02 of the Credit Agreement.

Section 2.    Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Incremental Term Loan Lenders that:
(a)The Borrower has complied with each of the conditions set forth in Sections 2.15(c) and 4.02 of the Credit Agreement on and as of the Effective Date; and

(b)The [Tranche __] Incremental Term Facility does not exceed the Term Commitment Increase Availability.

Section 3.    New Lenders.
Each Incremental Term Loan Lender that is an Additional Term Loan Lender:
(a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, and (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement and provide its Incremental Term Commitment hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender;
(b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents;
(c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(d) agrees that it will perform in accordance to their terms, all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and
(e) in the case of such Incremental Term Loan Lender that is a Foreign Lender, comply with the provisions of Section 10.15 of the Credit Agreement.
[Section 4.    Conditions to Incremental Term Loans. The obligation of each Incremental Term Loan Lender to honor any Request for Credit Extension in respect of an Incremental Term Commitment is subject to the following conditions precedent:
(a)    [    ].]2
Section 5.    Reference to and Effect on Loan Documents. (a)     On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as supplemented by this Supplement. This Supplement is an Incremental Term Facility Supplement referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(b)     The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented by this Supplement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) of the Loan Parties under the Loan Documents, in each case as supplemented by this Supplement.

2 Any additional conditions precedent to the making of the Incremental Term Loans shall be as agreed between the Borrower and the Incremental Term Loan Lenders and, for the avoidance of doubt, shall not be subject to the consent of the Required Lenders.

(c)    Each of the undersigned Guarantors consents to this Supplement and the transactions contemplated hereby and hereby confirms and agrees that (i) notwithstanding the effectiveness of this Supplement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Supplement each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as supplemented by this Supplement, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) to be secured thereunder.

Section 6.    Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Supplement and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
Section 7.    Execution in Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplement.
Section 8.    Effective Date; Termination of Commitments. This Supplement shall become effective on the requested effective date (the “Effective Date”) subject to (a) receipt by the Administrative Agent of executed counterparts of this Supplement by each party hereto, (b) receipt by the Administrative Agent of an Administrative Questionnaire from each Additional Term Loan Lender party hereto, (c) the representations and warranties of the Borrower in Section 2 being true and correct in all material respects, and (d) such date not being later than the Termination Date. If the Effective Date and the Incremental Term Facility Closing Date do not occur on or prior to the Termination Date, the Incremental Term Commitments hereunder shall automatically terminate.
Section 9.    Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

ALLIANT TECHSYSTEMS INC.

By___________________________________
Name:
Title:

By___________________________________
Name:
Title:

BANK OF AMERICA, N.A., as
Administrative Agent

By___________________________________
Name:
Title:

[GUARANTORS]

By___________________________________
Name:
Title:

[NAME OF INCREMENTAL TERM LOAN LENDER]

By___________________________________
Name:
Title:

SCHEDULE I
TO
INCREMENTAL TERM FACILITY SUPPLEMENT

Incremental Tem Loan Lender	Incremental Term Loan Commitment